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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Video Display Corporation (the "Company") for the year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald D. Ordway, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ RONALD D. ORDWAY

Ronald D. Ordway
Chief Executive Officer
June 13, 2003

        In connection with the Annual Report on Form 10-K of Video Display Corporation (the "Company") for the year ended February 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carol D. Franklin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  3.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  4.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ CAROL D. FRANKLIN

Carol D. Franklin
Chief Financial Officer
June 13, 2003

        A signed original of this written statement required by Section 906 has been provided to Video Display Corporation and will be retained by Video Display Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

F-33

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002